                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Information Statement constituting part of this Registration Statement on Form 10/A.


ARTHUR ANDERSEN LLP


Houston, Texas
November 30, 1998